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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 24, 2004


                              GOODRICH CORPORATION
               (Exact Name of Registrant as Specified in Charter)






    New York                         1-892                     34-0252680
(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
 Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000




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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 24, 2004, Goodrich Corporation ("Goodrich") issued a press release announcing that it had been required to revise its previously announced financial results for the fourth quarter and full year 2003 due to a subsequent event. A copy of the press release is furnished as Exhibit 99.1 hereto.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GOODRICH CORPORATION
                                            (Registrant)


Date: February 24, 2004                     By:  /s/ Robert D. Koney, Jr.
                                                 -----------------------------
                                                 Robert D. Koney, Jr.
                                                 Vice President and Controller


















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                                  EXHIBIT INDEX


Exhibit 99.1 Goodrich Corporation Press Release dated February 24, 2004 titled "Goodrich Required to Revise Previously Announced Fourth Quarter and Full Year 2003 Results Due to February 16, 2004 Subsequent Event".

















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